SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 4)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
October 24, 2005
Date of Report (Date of earliest event reported)
SOVEREIGN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16581	23-2453088
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Ident. No.)

1500 Market Street, Philadelphia, Pennsylvania	19102
(Address of principal executive offices)	(Zip Code)
(215) 557-4630
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

     On October 24, 2005, the Board of Directors of Sovereign Bancorp, Inc. (“Sovereign”) approved certain amendments to Sovereign’s existing Shareholder Rights Plan. As a result of such amendments, Sovereign and Mellon Investor Services LLC, as Rights Agent, have executed an Amendment to Second Amended and Restated Rights Agreement, dated as of October 24, 2005, which amends and restates the Rights Agreement, dated September 19, 1989, as previously amended and restated. This Amendment No. 4 to Current Report on Form 8-K/A amends Sovereign’s Current Report on Form 8-K filed on October 13, 1989, as amended by a Form 8-K/A No. 1 filed on January 22, 1996, a Form 8-K/A No. 2 filed on July 3, 2001, and a Form 8-K/A No. 3 filed on January 24, 2005.
Item 1.01 Entry into a Material Definitive Agreement.
     Sovereign and Mellon Investor Services LLC (“Mellon”), as Rights Agent, executed an Amendment to Second Amended and Restated Rights Agreement, dated as of October 24, 2005 (the “Amendment”), which amends the Rights Agreement, dated as of September 19, 1989, as previously amended and restated (the “Rights Agreement”, together with the Amendment, the “Amended Rights Agreement”). On October 24, 2005, the Board of Directors amended the Rights Agreement to amend the existing provisions of the Rights Agreement to provide that the term “Acquiring Person” shall not include Banco Santander Central Hispano, S.A. (and its affiliates and associates) (collectively, “Santander”), to the extent and only to the extent that Santander acquires beneficial ownership of Sovereign’s common stock in accordance with and as permitted by the terms of the Investment Agreement, dated October 24, 2005, between Sovereign and Santander.
     The description of the Amendment is qualified in its entirety by reference to the copy of the Amendment filed as Exhibit 4.2 hereof, which is incorporated by reference herein. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Amended Rights Agreement.
Item 3.03 Modifications to Rights of Security Holders.
     As indicated in the response to Item 1.01 of this Form 8-K/A, Sovereign and Mellon, as Rights Agent, have executed an Amendment, which amends Sovereign’s existing Shareholder Rights Plan. The Amendment modifies certain rights of holders of the Preferred Stock Purchase Rights issued under the Shareholder Rights Plan and registered pursuant to Section 12(b) of the Securities Exchange Act of 1934. The description of such modifications contained in Item 1.01 of this Form 8-K/A is incorporated by reference into this Item 3.03.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits:
     The following exhibits are filed herewith:
4.1	Second Amended and Restated Rights Agreement, dated as of January 19, 2005, between Sovereign Bancorp, Inc. and Mellon Investor Services LLC (Incorporated by reference to Exhibit 4.1 of Sovereign Bancorp’s Form 8-K/A No. 3 filed on January 24, 2005).
4.2	Amendment to Second Amended and Restated Rights Agreement, dated as of October 24, 2005, between Sovereign Bancorp, Inc. and Mellon Investor Services LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC.
Dated: October 28, 2005	By:	/s/ Thomas R. Brugger
Thomas R. Brugger
Treasurer

EXHIBIT INDEX

Exhibit Number

4.1	Second Amended and Restated Rights Agreement, dated as of January 19, 2005, between Sovereign Bancorp, Inc. and Mellon Investor Services LLC (Incorporated by reference to Exhibit 4.1 of Sovereign Bancorp’s Form 8-K/A No. 3 filed on January 24, 2005)

4.2	Amendment to Second Amended and Restated Rights Agreement, dated as of October 24, 2005, between Sovereign Bancorp, Inc. and Mellon Investor Services LLC